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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 4, 2002
                                                          --------------


                           PENN NATIONAL GAMING, INC.
               ---------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       PENNSYLVANIA                 0-24206             23-2234473
-----------------------        -----------------    ------------------
  (State or Other              (Commission File      (I.R.S. Employer
  Jurisdiction of                  Number)           Identification No.)
  Incorporation)


       825 Berkshire Boulevard
            Wyomissing, PA                                    19610
-------------------------------------------------       -------------------
   (Address of Principal Executive Offices)                 (Zip Code)




       Registrant"s telephone number, including area code: (610) 373-2400
                                                           ---------------



                                 NOT APPLICABLE
                      -------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

      The registrant hereby incorporates by reference the press release dated March 28, 2002, attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(c)   Exhibits.

    Exhibit
     Number         Description
     ------         -----------

      99.1        Press Release - Penn National Gaming and Showboat Development
                                  Company Settle All Outstanding Litigation




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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PENN NATIONAL GAMING, INC.
                                               (Registrant)


                                          By  /s/ Robert S. Ippolito
                                             -----------------------------------
                                             Robert S. Ippolito
                                             Vice President, Secretary and
                                             Treasurer

Dated:  April 4, 2002


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                                  EXHIBIT INDEX

    Exhibit
     Number        Description
     ------        -----------

      99.1         Press Release - Penn National Gaming and Showboat Development
                                   Company Settle All Outstanding Litigation